SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 19, 2009

XSUNX, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Enterprise, Aliso Viejo, CA 92656
(New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐  Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

  On June 18, 2009, XsunX, Inc., a Colorado corporation (the “Company”) issued a press release announcing that it had begun to implement plans that would focus the Company’s business development efforts on proprietary technology development, marketing, sales, and licensing agreements to assist in commercializing the Company’s current and future technologies. The plan is to intended reduce operating and capital cost by moving the Company away from continuous reliance on developing its own manufacturing infrastructure and, instead, to establish manufacturing supply and service agreements, when most practical, with companies specializing in solar module component manufacture, assembly, and equipment supply to service sales orders. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)             Exhibit no description

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release, dated June 18, 2009	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: June 19, 2009	By:	/s/ Tom Djokovich
Tom Djokovich, CEO/Secretary
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